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                               EXHIBIT NO. 10.1
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                                                                    EXHIBIT 10.1

                          DEFERRED COMPENSATION PLAN

                                   SECTION I

                                    Purpose
                                    -------

     The purpose of this plan is to enable this Association to attract and retain as Directors over the years persons of outstanding competence.

                                  SECTION II

                                 Definitions
                                 -----------

     1.   "Association" means the Northwest Mutual Savings Association or any
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association or corporation succeeding thereto by merger, consolidation, liquidation, or other reorganization that has made provision for adoption of this plan and the assumption of the Association's obligations thereunder.

     2.   "Administrator" means the person appointed by the Board of Directors
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of the Association pursuant to Section III hereof.

     3.   "Director" means those Directors of the Association that receive
          ----------
compensation for their services as Directors in the form of fees and are not compensated by the Association by a regular salary and are not employed by the Association on a full-time basis.

     4.   "Participant" means a Director who files an election to defer his fees
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under Section V hereof. The class designated in Paragraph 3 of this Section may be modified and expanded to include Director Emeritus, Regional Board Members, Advisory Committee Members and Solicitors.

                                  SECTION III

                                Administration
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     The Board of Directors of the Association shall appoint any officer

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Deferred Compensation Plan
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or Director of the Association not eligible to become a Participant to act as the Administrator of this plan and who shall serve at the pleasure of the Board of Directors to administer, construe, and interpret this plan. The Administrator shall not be liable for any act done or determination made in good faith.

                                  SECTION IV

                        Deferred Directors' Fees Ledger
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     The Association shall set up and maintain an appropriate record, hereinafter called "Deferred Directors' Fees Ledger", and thereafter enter the name of each Participant in the plan and the amount of his credits and interest thereon under the provisions of Paragraph I of Section V.

                                  SECTION V

                         Credits to the Participants
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     1.   So long as this plan remains in effect, the Association shall credit the Deferred Directors' Fees Ledger quarterly throughout the term of his service as a Director, an amount designated by him of the fees that would have been paid to him if he had not elected to participate in this plan, as fixed by Resolution duly passed by the members of the Association at any regular or special meeting thereof. The amounts credited shall earn interest from the date they are credited at the earnings rate being paid on the Association's Variable-Rate IRA Account and shall be credited on or before the last business day of each calendar quarter.

     2. Prior to March 31, 1979 and before the first day of any fiscal year thereafter, any Director may file with the Administrator of the plan, an election in writing to participate in the plan for that year or for that year and succeeding years. Nothwitstanding the above, any Director newly elected at an Annual Meeting may, on or before the last day of the month in which that meeting is held, file with the Administrator of the plan a written election to participate in the plan for that year. When

                                      -2-
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Deferred Compensation Plan
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such an election is filed, the Participant shall designate in this election the amount of his fees to be deferred and to be credited. This amount shall be set forth as a dollar amount. If an election is filed to participate in the plan for succeeding years, an election to terminate participation in the plan for any year must likewise be filed prior to the first day of that fiscal year.

     3. If the Board of Directors of the Association shall terminate this plan at any time, no further credits shall be made under the provisions of Paragraph 1 of this Section but the amounts theretofore credited shall continue to bear interest under the provisions of said Paragraph 1 of this Section, and said amounts shall be paid out in accordance with the provisions of Section VI.

     4. Following the occurrence of an event as set forth in Section VI, the benefits payable shall be payable either in a lump sum (within thirty days of the event) or in five equal installments, the first installment to begin within thirty days of the event. In the event that the installment method is designated, the amount remaining to the Participant's or beneficiary's credit shall continue to bear interest under the provisions of Paragraph 1 of this Section.

                                  SECTION VI

                              Payment of Benefits
                              -------------------

     The benefits payable under the plan shall be the aggregate amount accumulated to the Participant's credit in the Deferred Directors' Fees Ledger and may be paid upon the occurrence of one or more of the following events.

     1. Death - Upon the death of a Participant, all benefits shall be paid in
        -----
such manner as the Participant shall designate at the time of his election to defer.

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Deferred Compensation Plan
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     2.   Total and Permanent Disability - Upon attaining total and permanent
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disability, the same as would entitle a Participant to benefits under the Social
Security Act, all benefits shall be paid in such manner as the Participant shall designate at the time of his election to defer.

     3.   Normal Retirement Age - Upon attaining age 65 years, or at any date
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thereafter, but in no event later than attaining age 75 years, the Participant may, or shall, be paid all benefits in such manner as the Participant shall designate at the time of his election to defer.

     4.   Termination of Service Upon the Board - If for any reason other than
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death, total and permanent disability or attaining normal retirement age, all as above described, the Participant ceases to be a member of the Board of Directors, the Participant may receive early payment of all benefits in a manner as the Participant shall have elected at the time of his election to defer.

     5. In the event that the Association is in a period of economic hardship, as the same may be determined by the Board, benefit payments shall be uniform with respect to all Participants affected at the same time. Further, the payments may be extended by the Board to installments payable not over a period in excess of ten (10) years.

                                  SECTION VII

                           Nonalienation of Benefits
                           -------------------------

     1. No right or benefit under this plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contract, liabilities, or torts of the person entitled to such benefit. If any Participant or beneficiary hereunder should become bankrupt or attempt to anticipate,

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Deferred Compensation Plan
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alienate, sell, assign, pledge, encumber or charge any right or benefit hereunder, then such right or benefit, in the discretion of the Administrator, shall cease and determine, and in such event, the Association may hold or apply the same or any part thereof for the benefit of the Participant or beneficiary, his or her spouse, children or other dependents, or any of them, in such manner and in such portion as the administration may deem proper.

     2.   Assignment of Rights - None of the rights to compensation under this
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Agreement are assignable by the Director or any beneficiary of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or charge Director's right to receive compensation shall be void.

                                 SECTION VIII

                       Amendment or Termination of Plan
                       --------------------------------

     1.   The Board of Directors may terminate this plan at any time.

     2.   The Board of Directors may amend this plan at any time.

     3. Any amendment or termination of this plan shall not affect the rights of Participants or beneficiaries to payments in accordance with Section VI of amounts standing to the credit of Participants in the Deferred Directors' Fees Ledger at the time of such amendment or termination.

                                  SECTION IX

                           Miscellaneous Provisions
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     1.   Status of Agreement - This Agreement does not constitute a contract of
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employment between the parties, nor shall any provision of this Agreement restrict the right of the Association's Depositors to replace the Director or the right of the Director to terminate his service.

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                                                              Page 2 of 2
                                                              Revised 6/87


     I hereby give notice to the Administrator of the Plan that for the calendar year 19 ____, the amount of my participation in the Deferred Compensation Plan shall be $_________.

________________                                ______________________________
     Date                                         (Signature of Participant)



                                                ______________________________
                                                  (Title of Participant)




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RECEIVED AND FILED: _________________________
                            (Date)



                                                _______________________________
                                                  (Signature of Administrator)
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             AMENDMENTS TO NORTHWEST MUTUAL SAVINGS ASSOCIATION'S

                          DEFERRED COMPENSATION PLAN


At a regularly scheduled meeting of the Board of Directors of Northwest Mutual Savings Association, held on June 17, 1987, it was duly moved, seconded and unanimously carried to adopt the following amendments to the Association's "Deferred Compensation Plan":

     Section II, Paragraph 3, is amended to read:
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     "Director" shall mean those Directors of the Association that receive compensation for their services as Directors in the form of fees. (The remainder of Paragraph 3 is deleted.)

     SECTION V, Paragraph 4, is amended to read:
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     Following the occurrence of an event as set forth in Section VI, the benefits payable shall be payable in a lump sum (within thirty (30) days of the event), in five (5) equal installments or ten (10) equal installments, the first installment to begin within thirty (30) days of the event.

     (The last sentence shall remain unchanged.)

     SECTION VI, Paragraph 3, is amended to read:
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     Normal Retirement Age:  Upon attaining Age 59 1/2 years, or at any date
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     thereafter, but in no event later than attaining Age 72 years, the
     Participant shall begin to be paid all benefits in such manner as the Participant shall designate at the time of his election to defer. If the Participant designated a lump-sum payment, the payment must be made no later than his/her attaining Age 75 years.